TRANSFER AGENCY AND SERVICE AGREEMENT

SCHEDULE A

List of Wells Fargo Advantage Funds

Wells Fargo Funds Trust

100% Treasury Money Market Fund

Absolute Return Fund

Adjustable Rate Government Fund

Alternative Strategies Fund

Asia Pacific Fund

Asset Allocation Fund

C&B Large Cap Value Fund

C&B Mid Cap Value Fund

California Limited-Term Tax-Free Fund

California Tax-Free Fund

California Municipal Money Market Fund1

  Capital Growth Fund

Cash Investment Money Market Fund

Colorado Tax-Free Fund

Common Stock Fund

Conservative Income Fund

Core Bond Fund

Core Plus Bond Fund

Disciplined U.S. Core Fund

Discovery Fund

Diversified Capital Builder Fund

Diversified Equity Fund

Diversified Income Builder Fund

Diversified International Fund

Dow Jones Target Today Fund

Dow Jones Target 2010 Fund

Dow Jones Target 2015 Fund

Dow Jones Target 2020 Fund

Dow Jones Target 2025 Fund

Dow Jones Target 2030 Fund

Dow Jones Target 2035 Fund

Dow Jones Target 2040 Fund

Dow Jones Target 2045 Fund

Dow Jones Target 2050 Fund

Dow Jones Target 2055 Fund

Dow Jones Target 2060 Fund

Dynamic Target Today Fund

Dynamic Target 2015 Fund

Dynamic Target 2020 Fund

Dynamic Target 2025 Fund

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1. On May 25, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the California Municipal Money Market Fund effective on or about September 1, 2016.

Dynamic Target 2030 Fund

Dynamic Target 2035 Fund

Dynamic Target 2040 Fund

Dynamic Target 2045 Fund

Dynamic Target 2050 Fund

Dynamic Target 2055 Fund

Dynamic Target 2060 Fund

Emerging Growth Fund

Emerging Markets Equity Fund

Emerging Markets Equity Income Fund

Endeavor Select Fund

Enterprise Fund

Global Long/Short Fund

Global Opportunities Fund

Government Money Market Fund

Government Securities Fund

Growth Fund

Growth Balanced Fund

Heritage Money Market Fund

High Yield Bond Fund

High Yield Municipal Bond Fund

Index Asset Allocation Fund

Index Fund

Intermediate Tax/AMT-Free Fund

International Bond Fund

International Equity Fund

International Value Fund

Intrinsic Small Cap Value Fund

Intrinsic Value Fund

Intrinsic World Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Company Value Fund

Low Volatility U.S. Equity Fund2

Managed Account CoreBuilder Shares Series M

Minnesota Tax-Free Fund

Moderate Balanced Fund

Money Market Fund

Municipal Bond Fund

Municipal Cash Management Money Market Fund

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2. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Low Volatility U.S. Equity Fund. The Low Volatility U.S. Equity Fund is expected to commence operations in the fourth quarter of 2016.

Municipal Money Market Fund3

National Tax-Free Money Market Fund

North Carolina Tax-Free Fund

Omega Growth Fund

Opportunity Fund

Pennsylvania Tax-Free Fund

Precious Metals Fund

Premier Large Company Growth Fund

Real Return Fund

Short Duration Government Bond Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Short-Term Municipal Bond Fund

Small Cap Core Fund

Small Cap Opportunities Fund

Small Cap Value Fund

Small Company Growth Fund

Small Company Value Fund

Special Mid Cap Value Fund

Special Small Cap Value Fund

Specialized Technology Fund

Strategic Income Fund

Strategic Municipal Bond Fund

Traditional Small Cap Growth Fund

Treasury Plus Money Market Fund

Ultra Short-Term Income Fund

Ultra Short-Term Municipal Income Fund

Utility & Telecommunications Fund

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3. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

WealthBuilder Conservative Allocation Portfolio4

WealthBuilder Equity Portfolio4

WealthBuilder Growth Allocation Portfolio4

WealthBuilder Growth Balanced Portfolio4

WealthBuilder Moderate Balanced Portfolio4

Wisconsin Tax-Free Fund

Wells Fargo Variable Trust

VT Discovery Fund

VT Index Asset Allocation Fund

VT International Equity Fund

VT Intrinsic Value Fund

VT Omega Growth Fund

VT Opportunity Fund

VT Small Cap Growth Fund

VT Small Cap Value Fund

VT Total Return Bond Fund

Schedule A amended:  August 10, 2016

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4. On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio as WealthBuilder Fund. The name change will become effective in the first quarter 2017.

The foregoing schedule is agreed to as of August 10, 2016 and shall remain in effect until changed in writing by the parties.

                                                                          Each of the Trusts on Schedule A

                                                                          BY: __________________________________

                                                                                  Jeremy DePalma

                                                                                  Treasurer

ATTEST:

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BOSTON FINANCIAL DATA SERVICES, INC.

BY: _________________________________

ATTEST:

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